The
High Yield
Plus Fund,
Inc.

ANNUAL
REPORT
March 31, 2001

Letter To Shareholders                          April 9, 2001

Dear Shareholder:
The high yield market closed upon its third poor year of absolute returns. Poor returns have derived from the adverse credit environment, limited market liquidity, and weak demand. Recent market behavior has shown some signs of change, however. The Federal Reserve Board has reduced short-term interest rates, improving sentiment towards income products, and fueling some renewed investor demand in the high yield market specifically. Nevertheless, the liquidity situation has not improved as yet. Commercial banks continue to tighten their credit standards, limiting financial flexibility for below investment grade constituents. We believe we may be at an inflection point in this regard, as the Federal Reserve Board and Office of the Comptroller may suggest that banks limit further tightening, given the adverse economic impact of the same. The economic outlook has weakened markedly. However, one can argue that certain segments of the economy, such as general manufacturing and industrial, have already been in recession mode, and the Fed's actions may ease some of the crunch. This mixed outlook suggests that market volatility and reduced liquidity may be with us for some time. The difference in yield between the high yield market (Lehman) and US Treasuries reached a recent spread of over 900 basis points at calendar year-end, but tightened to the 760 basis point range by the end of March.

Despite the recent market move, valuations appear attractive for the long-term investor. The average dollar price of the market is in the high $70's-low
$80's, as measured by several broad indices; this price along with the imbedded high yield differential appears to offer reasonable protection from the market's presently high rate of default, tracking in the 5 - 6% range on an annualized basis.

Fund Performance.
The Fund's total returns for periods ended March 31, 2001 are shown on the following table. For comparison, we have also provided the returns of the Lipper Closed-End Leveraged High Yield category, an average of 27 closed-end high yield leveraged funds; we would note that the degree of leverage varies substantially amongst the funds in the group. We believe the Fund's returns have been competitive with other funds with similar objectives.
Several funds in the category, however, principally invest in bank loans and showed different performance characteristics.

                              TOTAL RETURNS
                  For the Periods Ended March 31, 2001

                               6 Months       1 Year      2 Years*
High Yield Plus Fund (NAV)1     -6.7%          -8.8%        -4.9%
Lipper CEHY -- Leveraged        -5.6           -7.5         -5.1

1 Represents NAV-basis performance calculations as provided by Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Returns based on market performance of the Fund's shares would be different.

* Annualized
                            1

With respect to portfolio positioning, over the last twelve months we have upgraded the quality of the portfolio given the adverse credit environment. With respect to sector exposure, we have notably increased exposure to the healthcare, utility, cable and retail sectors. We have decreased exposure to the telecom and general industrial sectors over the last twelve months.
We believe that the difference in yield between higher quality
(BB) and mid quality (B) is unusually wide, reflecting the market's overall risk aversion. This may create investment opportunities in the coming months, should the market show signs of improved capital access and liquidity.

The Fund is leveraged and has a $50 million credit line provided by Fleet National Bank and State Street Bank and Trust Company. As of March 31, 2001, the Fund had drawn $28 million on the line; this reflects a reduction of $14 million since the Fund's prior fiscal year-end, and a $6 million reduction since September 30, 2000. Borrowings fluctuate depending on investment outlook and opportunities. As of March 31, 2001, The Fund's last sale price of shares was $6.20. This price reflected a premium of 23.5% to the Fund's net asset value of $5.02 per share. (The average premium of the funds in the Lipper Leveraged
Closed End universe was 8.9% as of March 31, 2001.) The Fund's monthly dividend rate of $0.0725 per share as of year end equated to an annualized yield of 14.0% relative to the stock price. This yield was significantly in excess of the US 10-Year Treasury rate of 4.92% on March 31, 2001.

As always, we appreciate your interest in the Fund.

Sincerely yours,


Catherine A. Smith
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as of March 31, 2001     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                                 Principal
                                                              Rating         Interest     Maturity      Amount          Value
Description                                                   (Unaudited)      Rate         Date        (000)          (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--133.5%
CORPORATE BONDS--130.4%
------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.9%
Hexcel Corp., Sr. Sub. Notes                                B2                9.75%       1/15/09   $     720        $    691,200
Moog, Inc., Sr. Sub. Notes, Ser. B                          B1               10.00        5/01/06         750             757,500
                                                                                                                     ------------
                                                                                                                        1,448,700
------------------------------------------------------------------------------------------------------------------------------
Automotive--2.5%
Accuride Corp., Sr. Sub. Notes                              B2                9.25        2/01/08         750             510,000
Exide Corp., Sr. Notes                                      B1               10.00        4/15/05       1,000             790,000
Federal-Mogul Corp.,
   Sr. Notes                                                B3                7.75        7/01/06         500              70,000
   Sr. Notes                                                B3                7.50        1/15/09         500              65,000
Key Plastics, Inc., Sr. Sub. Notes, Ser. B                  D(c)             10.25        3/15/07       1,250(b)                0
LDM Technologies, Inc., Sr. Sub. Notes, Ser. B              B3               10.75        1/15/07         500             195,000
Prestolite Electric, Inc., Gtd. Sr. Notes                   B3                9.625       2/01/08         750             335,625
                                                                                                                     ------------
                                                                                                                        1,965,625
------------------------------------------------------------------------------------------------------------------------------
Building & Related Industries--0.9%
Anthony Crane Rental L.P., Sr. Notes                        Caa1             10.375       8/01/08       1,000             445,000
Owens Corning, Sr. Notes                                    Ca                7.50        5/01/05       1,000(b)          270,000
                                                                                                                     ------------
                                                                                                                          715,000
------------------------------------------------------------------------------------------------------------------------------
Cable--11.8%
Adelphia Communications Corp.,
   Sr. Notes, Ser. B                                        B2                9.875       3/01/07         650             650,000
   Sr. Notes                                                B2                8.375       2/01/08       1,000             930,000
   Sr. Notes                                                B2               10.875      10/01/10         250             265,625
Cablevision S.A., Sr. Notes (Argentina)                     B2               13.75        5/01/09         575(d)          396,750
Charter Communications Holdings,
   Sr. Notes                                                B2               10.00        4/01/09       1,000           1,040,000
   Sr. Notes                                                B2               11.125       1/15/11         285             304,950
Insight Midwest L.P.,
   Sr. Notes                                                B1                9.75       10/01/09         645             667,575
   Sr. Notes                                                B1               10.50       11/01/10       1,000           1,067,500
Multicanal S.A. (Argentina),
   Notes                                                    B2               10.50        2/01/07         550(d)          368,500
   Notes, Ser. C                                            B2               10.50        4/15/18         230(d)          121,900
NTL Communications Corp.,
   Sr. Notes                                                B2                9.875      11/15/09    EUR  250             186,466
   Sr. Notes                                                B2               11.875      10/01/10   $     250             224,375

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of March 31, 2001     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Cable (cont'd.)
NTL, Inc., Sr. Notes, Ser. B                                B2               10.00%       2/15/07   $     250        $    218,750
Rogers Communications, Inc., Sr. Notes (Canada)             Ba2               8.875       7/15/07         500(d)          510,000
Telewest Communications PLC (United Kingdom),
   Sr. Notes                                                B2               11.25       11/01/08         750(d)          735,000
   Sr. Notes                                                B2                9.875       2/01/10         500(d)          465,000
United Pan-Europe Communications N.V. (Netherlands),
   Sr. Notes                                                B2               10.875       8/01/09         685(d)          458,950
   Notes                                                    B2               11.25        2/01/10         750(d)          510,000
                                                                                                                     ------------
                                                                                                                        9,121,341
------------------------------------------------------------------------------------------------------------------------------
Chemicals--8.8%
Acetex Corp., Sr. Sec'd. Notes (Canada)                     B3                9.75       10/01/03         500(d)          490,000
ARCO Chemical Co.,
   Debs.                                                    Ba3               9.375      12/15/05       1,000           1,010,000
   Debs.                                                    Ba3               9.799       2/01/20         920             883,200
Borden Chemicals & Plastics L.P., Notes                     Ca                9.50        5/01/05       1,000(b)          350,000
Geo Specialty Chemicals, Inc., Sr. Sub. Notes               B3               10.125       8/01/08         500             445,000
Georgia Gulf Corp., Sr. Sub. Notes                          B1               10.375      11/01/07         750             778,125
Lyondell Chemical Co., Sr. Sub. Notes                       B2               10.875       5/01/09         655             669,738
Philipp Brothers Chemicals, Inc., Sr. Sub. Notes            B3                9.875       6/01/08         500             335,000
PMD Group, Inc., Sr. Sub. Notes                             B3               11.00        2/28/11         175             182,000
Resolution Performance Products, Inc., Sr. Sub. Notes       B2               13.50       11/15/10         945           1,006,425
Royster-Clark, Inc., First Mtge. Notes                      B2               10.25        4/01/09         434             347,200
Sterling Chemical Holdings, Inc., Sr. Sub. Notes            Caa3             11.25         4/1/07         750             337,500
                                                                                                                     ------------
                                                                                                                        6,834,188
------------------------------------------------------------------------------------------------------------------------------
Consumer Goods & Services--2.4%
Bausch & Lomb, Inc., Notes                                  Baa3              6.75       12/15/04         500             481,000
Corning Consumer Products Co., Sr. Sub. Notes               Caa1              9.625       5/01/08       1,500             150,000
Polaroid Corp.,
   Notes                                                    Ba3              11.50        2/15/06         250             122,500
   Medium-Term Notes                                        Ba3               7.25        1/15/07         190              85,500
True Temper Sports, Inc., Sr. Sub. Notes                    B3               10.875      12/01/08       1,000           1,010,000
                                                                                                                     ------------
                                                                                                                        1,849,000
------------------------------------------------------------------------------------------------------------------------------
Containers--2.0%
Consumers Packaging, Inc., Sr. Notes (Canada)               Caa2              9.75        2/01/07         750(b)(d)        22,500
Owens-Illinois, Inc.,
   Sr. Notes                                                B1                7.85        5/15/04         205             177,325
   Sr. Notes                                                B1                7.15        5/15/05         250             202,500
   Sr. Notes                                                B1                8.10        5/15/07       1,000             788,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of March 31, 2001     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Containers (cont'd.)
Silgan Holdings, Inc., Sr. Sub. Debs.                       B1                9.00%       6/01/09   $     350        $    350,000
                                                                                                                     ------------
                                                                                                                        1,541,075
------------------------------------------------------------------------------------------------------------------------------
Energy & Related Goods & Services--7.0%
Canadian Forest Oil, Ltd., Sr. Sub. Notes (Canada)          B1                8.75        9/15/07         750(d)          763,125
Clark R & M, Inc., Sr. Notes                                Ba3               8.625       8/15/08       1,250             962,500
Frontier Oil Corp., Sr. Notes                               B2                9.125       2/15/06         750             712,500
P & L Coal Holdings Corp.,
   Sr. Notes                                                Ba3               8.875       5/15/08         500             521,250
   Sr. Sub. Notes                                           B2                9.625       5/15/08         500             523,750
Pen Holdings, Inc. Sr. Notes, Ser. B                        B3                9.875       6/15/08         750             487,500
Pioneer Natural Resources Co., Sr. Notes                    Ba2               9.625       4/01/10         500             547,500
Plains Resources, Inc., Sr. Sub. Notes, Ser. B              B2               10.25        3/15/06         135             136,350
RAM Energy, Inc., Sr. Notes                                 Caa1             11.50        2/15/08         985             788,000
                                                                                                                     ------------
                                                                                                                        5,442,475
------------------------------------------------------------------------------------------------------------------------------
Financial Services--3.5%
GS Escrow Corp., Sr. Notes                                  Ba1               7.125       8/01/05         750             730,222
Ocwen Federal Savings Bank, Sub. Debs.                      B1               12.00        6/15/05         500             475,000
Peoples Bank of Bridgeport, Sub. Notes                      Baa3              9.875      11/15/10         750             816,143
Western Financial Savings Bank, Sub. Cap. Debs.             B2                8.875       8/01/07         750             705,000
                                                                                                                     ------------
                                                                                                                        2,726,365
------------------------------------------------------------------------------------------------------------------------------
Food & Lodging--0.9%
John Q. Hammon Hotels, First Mtge. Bonds                    B2                8.875       2/15/04         750             723,750
------------------------------------------------------------------------------------------------------------------------------
Gaming--0.7%
Hollywood Casino Corp., Sr. Sec'd. Notes                    B3               11.25        5/01/07         500             531,250
------------------------------------------------------------------------------------------------------------------------------
General Industrial--7.4%
Allied Waste North America, Inc.,
   Sr. Notes                                                Ba3               7.625       1/01/06         750             733,125
   Sr. Sub. Notes                                           B2               10.00        8/01/09       1,350           1,380,375
Aqua Chemical, Inc., Sr. Sub. Notes                         Caa2             11.25        7/01/08         500             350,000
Haynes International, Inc., Sr. Notes                       Caa1             11.625       9/01/04       1,000             600,000
International Wire Group, Inc., Sr. Sub. Notes, Ser. B      B3               11.75        6/01/05         250             250,000
IT Group, Inc., Sr. Sub. Notes, Ser. B                      B3               11.25        4/01/09         500             421,250
Lucent Technologies, Inc., Notes                            Baa3              5.50       11/15/08         500             360,000
Numatics, Inc., Sr. Sub. Notes                              B3                9.625       4/01/08         375             255,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of March 31, 2001     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
General Industrial (cont'd.)
United Rentals, Inc., Sr. Sub. Notes                        B2                9.00%       4/01/09   $     750        $    663,750
WESCO Distribution, Inc., Sr. Sub. Notes                    B2                9.125       6/01/08         750             712,500
                                                                                                                     ------------
                                                                                                                        5,726,000
------------------------------------------------------------------------------------------------------------------------------
Grocery Stores--1.3%
Great Atlantic & Pacific Tea, Inc., Notes                   B2                7.75        4/15/07       1,000             720,000
Homeland Stores, Inc., Sr. Notes                            NR               10.00        8/01/03       1,250             262,500
                                                                                                                     ------------
                                                                                                                          982,500
------------------------------------------------------------------------------------------------------------------------------
Health Care--10.9%
Alaris Medical Systems, Sr. Sub. Notes                      B3                9.75       12/01/06         635             361,950
Beverly Enterprises, Inc., Sr. Notes                        B1                9.00        2/15/06         500             501,250
Bio-Rad Labs., Inc., Sr. Sub. Notes                         B2               11.625       2/15/07       1,250           1,350,000
Conmed Corp., Sr. Sub. Notes                                B3                9.00        3/15/08       1,100           1,034,000
Dade International, Inc., Sr. Sub. Notes                    Caa2             11.125       5/01/06       2,500             450,000
DJ Orthopedics LLC, Sr. Sub. Notes                          B3               12.625       6/15/09       1,250           1,225,000
HCR Manor Care, Inc., Sr. Notes                             Ba1               8.00        3/01/08         150             152,023
Mediq, Inc., Sr. Sub. Notes                                 C                11.00        6/01/08       1,740(b)           17,400
Omnicare, Inc., Sr. Sub. Notes                              Ba2               8.125       3/15/11         310             316,200
Tenet Healthcare Corp., Sr. Sub. Notes, Ser. B              Ba3               8.125      12/01/08         850             871,250
Triad Hospitals Holdings, Inc., Sr. Sub. Notes              B2               11.00        5/15/09         855             940,500
Universal Hospital Services, Inc., Sr. Sub. Notes           B3               10.25        3/01/08       1,500           1,275,000
                                                                                                                     ------------
                                                                                                                        8,494,573
------------------------------------------------------------------------------------------------------------------------------
Home Building & Real Estate--5.3%
Beazer Homes USA, Inc., Sr. Notes                           Ba3               8.875       4/01/08       1,250           1,231,250
D.R. Horton, Inc., Sr. Notes                                Ba1               8.00        2/01/09         500             485,000
LNR Property Corp., Sr. Sub. Notes                          B1               10.50        1/15/09         500             500,000
Ryland Group, Inc., Notes                                   B1                8.25        4/01/08         750             690,000
Standard Pacific Corp., Sr. Notes                           Ba2               8.50        6/15/07         750             727,500
Webb (Del E.) Corp., Sr. Sub. Debs.                         B2               10.25        2/15/10         500             482,500
                                                                                                                     ------------
                                                                                                                        4,116,250
------------------------------------------------------------------------------------------------------------------------------
Media & Entertainment--7.8%
Ackerley Group Inc., Sr. Sub. Notes, Ser. B                 B2                9.00        1/15/09         365             332,150
Echostar Corp., Sr. Notes                                   B1                9.25        2/01/06         500             500,000
Globo Comunicacoes e Participacoes S.A., Sr. Notes
   (Brazil)                                                 B1               10.50       12/20/06       1,500(d)        1,312,500
Lin Television Corp., Sr. Sub. Notes                        B2                8.375       3/01/08         500             455,000
STC Broadcasting, Inc., Sr. Sub. Notes                      B3               11.00        3/15/07         350             327,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of March 31, 2001     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Media & Entertainment (cont'd.)
Sun Media Corp., Sr. Sub. Notes (Canada)                    B1                9.50%       5/15/07   $     500(d)     $    502,500
TV Azteca S.A. (Mexico),
   Gtd. Sr. Notes, Ser. A                                   B1               10.125       2/15/04         500(d)          490,000
   Gtd. Sr. Notes, Ser. B                                   B1               10.50        2/15/07         250(d)          243,750
Von Hoffmann Press, Inc., Sr. Sub. Notes                    B3               10.875       5/15/07         700             644,000
World Color Press, Inc., Sr. Sub. Notes                     Baa3              8.375      11/15/08         750             773,842
Young Broadcasting, Inc., Sr. Sub. Notes                    B2               10.00        3/01/11         500             485,000
                                                                                                                     ------------
                                                                                                                        6,065,992
------------------------------------------------------------------------------------------------------------------------------
Metals--4.8%
AK Steel Corp., Sr. Notes                                   Ba2               9.125      12/15/06         500             493,750
Algoma Steel, Inc., First Mtge. Notes (Canada)              Caa1             12.375       7/15/05         235(d)           70,500
Bayou Steel Corp., First Mtge. Notes                        B2                9.50        5/15/08       1,250             718,750
Bethlehem Steel Corp., Notes                                Caa1             10.375       9/01/03         750             457,500
Bucyrus International, Inc., Sr. Notes                      Caa1              9.75        9/15/07         750             337,500
Bulong Operation Pty., Ltd., Sr. Notes (Australia)          Ca               12.50       12/15/08         315(b)(d)       110,250
Century Aluminum Co., Sr. Sec'd. First Mtge. Notes          Ba3              11.75        4/15/08         630             642,600
National Steel Corp., Sr. Sub. Notes, Ser. D                Caa1              9.875       3/01/09       1,250             475,000
Weirton Steel Corp., Sr. Notes                              Caa1             11.375       7/01/04       1,250             450,000
                                                                                                                     ------------
                                                                                                                        3,755,850
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging--9.0%
Abitibi-Consolidated, Inc., Debs. (Canada)                  Baa3              8.55        8/01/10         500(d)          531,900
Caraustar Industries, Inc., Sr. Sub. Notes                  Ba1               9.875       4/01/11         500             480,625
Container Corp. of America, Gtd. Sr. Notes, Ser. B          B2               10.75        5/01/02       1,000           1,020,000
Corporacion Durango S.A., Sr. Notes (Mexico)                B2               13.125       8/01/06         750(d)          706,875
Doman Industries Ltd. (Canada),
   Sr. Notes                                                Caa1              8.75        3/15/04         895(d)          510,150
   Sr. Sec'd. Notes                                         B3               12.00        7/01/04         500(d)          512,500
Gaylord Container Corp., Sr. Sub. Notes                     Caa3              9.875       2/15/08       1,750             507,500
Millar Western Forest Products Ltd., Sr. Notes
   (Canada)                                                 B2                9.875       5/15/08       1,250(d)        1,062,500
Pacifica Papers, Inc., Sr. Notes (Canada)                   B1               10.00        3/15/09         750(d)          802,500
Paperboard Industries International, Inc., Sr. Notes
   (Canada)                                                 B2                8.375       9/15/07         750(d)          645,000
Stone Container Corp., Sr. Notes                            B2                9.25        2/01/08         200             202,000
                                                                                                                     ------------
                                                                                                                        6,981,550
------------------------------------------------------------------------------------------------------------------------------
Retail--4.5%
CSK Auto Inc., Sr. Sub. Notes                               B2               11.00       11/01/06         750             600,000
K-Mart Corp., Sr. Notes                                     Baa3              9.375       2/01/06         170             170,425
Leslie's Poolmart, Inc., Sr. Notes                          B3               10.375       7/15/04         350             287,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of March 31, 2001     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Retail (cont'd.)
Penney (J.C.) Co., Inc.,
   Medium Term Notes                                        Ba2               7.05%       5/23/05   $     250        $    206,250
   Sr. Notes                                                Ba2               7.60        4/01/07       1,250           1,012,500
Rite Aid Corp.,
   Notes                                                    Caa3              7.625       4/15/05         975             702,000
   Notes                                                    Caa3              7.125       1/15/07         750             491,250
                                                                                                                     ------------
                                                                                                                        3,469,425
------------------------------------------------------------------------------------------------------------------------------
Technology and Related--8.8%
Amkor Technology, Inc.,
   Sr. Notes                                                Ba3               9.25        5/01/06         500             480,000
   Sr. Sub. Notes                                           B1               10.50        5/01/09         500             485,000
Fairchild Semiconductor Corp., Sr. Sub. Notes               B2               10.50        2/01/09       1,000             965,000
MCMS, Inc., Sr. Sub. Notes, Ser. B                          Caa3              9.75        3/01/08       2,000             600,000
Seagate Technology, Sr. Sub. Notes                          B1               12.50       11/15/07       1,500           1,496,250
Telecommunications Techniques Co., Sr. Sub. Notes           B3                9.75        5/15/08         750             615,000
Viasystems, Inc.,
   Sr. Sub. Notes                                           B3                9.75        6/01/07       1,045             606,100
   Sr. Sub. Notes, Ser. B                                   B3                9.75        6/01/07         805             466,900
Xerox Corp., Notes                                          Ba1               7.15        8/01/04       1,500           1,080,000
                                                                                                                     ------------
                                                                                                                        6,794,250
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--15.1%
360Networks, Inc., Sr. Notes (Canada)                       B3               13.00        5/01/08       1,000(d)          380,000
AT&T Wireless Services, Inc. Sr. Notes                      Baa2              7.875       3/01/11         500             500,025
Call-Net Enterprises, Inc., Sr. Notes (Canada)              Ca                9.375       5/15/09       1,250(d)          437,500
Concentric Network Corp., Sr. Notes                         B(c)             12.75       12/15/07         500             377,500
Exodus Communications, Inc.,
   Sr. Notes                                                B3               11.25        7/01/08       1,340           1,065,300
   Sr. Notes                                                B3               11.625       7/15/10         250             201,250
Flag Telecommunications Holdings Ltd., Sr. Notes
   (Bermuda)                                                B2               11.625       3/30/10       1,500(d)        1,170,000
Global Crossing Holdings Ltd., Sr. Notes (Bermuda)          Ba2               9.125      11/15/06         300(d)          285,000
GST Telecommunications, Inc., Sr. Sub. Notes                D(c)             12.75       11/15/07         500(b)            5,000
GT Group Telecommunications, Inc. (Canada),
   Sr. Disc. Exch. Notes, Zero Coupon (until 2/1/05)        Caa1             13.25        2/01/10         850(d)          323,000
Hyperion Telecommunications, Inc., Sr. Sec'd. Notes,
   Ser. B                                                   B3               12.25        9/01/04       1,000             950,000
Iridium Cap. Corp.,
   Sr. Notes, Ser. B                                        C                14.00        7/15/05         750(b)           22,500
   Gtd. Sr. Notes, Ser. D                                   C                10.875       7/15/05         500(b)           15,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of March 31, 2001     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
ITC DeltaCom, Inc.,
   Sr. Notes                                                B2               11.00%       6/01/07   $     250        $    212,500
   Sr. Notes                                                B2                8.875       3/01/08         540             432,000
Level 3 Communications, Inc.,
   Sr. Notes                                                B3                9.125       5/01/08         435             311,025
   Sr. Notes                                                B3               11.25        3/15/10         350             273,000
McLeodUSA, Inc.,
   Sr. Notes                                                B1                9.25        7/15/07         350             315,000
   Sr. Notes                                                B1               11.375       1/01/09         325             318,500
Millicom International Cellular S.A. (Luxembourg),
   Sr. Sub. Disc. Notes, Zero Coupon (until 6/1/01)         Caa1             13.50        6/01/06       1,250(d)        1,087,500
Nextel Communications, Inc. Sr. Notes                       B1                9.50        2/01/11         350             295,750
Rhythms Netconnections, Inc.,
   Notes                                                    Caa1             12.75        4/15/09         195              36,075
   Sr. Notes, Ser. B                                        Caa1             14.00        2/15/10       1,000              80,000
Satelites Mexicanos S.A., Sr. Notes (Mexico)                B3               10.125      11/01/04         750(d)          487,500
Teligent, Inc., Sr. Notes                                   Ca               11.50       12/01/07         500              20,000
Williams Communications Group, Inc.,
   Sr. Notes                                                B2               10.875      10/01/09         500             370,000
   Sr. Notes                                                B2               11.875       8/01/10         750             570,000
Winstar Communications, Inc.,
   Sr. Notes                                                B3               12.50        4/15/08       1,750             647,500
   Sr. Notes                                                B3               12.75        4/15/10         250              92,500
Worldwide Fiber, Inc., Sr. Notes (Canada)                   B3               12.00        8/01/09       1,250(d)          475,000
                                                                                                                     ------------
                                                                                                                       11,755,925
------------------------------------------------------------------------------------------------------------------------------
Textiles--1.7%
Burlington Industries, Inc., Notes                          Caa2              7.25        9/15/05       1,500             450,000
Pillowtex Corp., Sr. Sub. Notes, Ser. B                     C                 9.00       12/15/07       2,250(b)           90,000
Westpoint Stevens, Inc., Sr. Notes                          B1                7.875       6/15/08       1,000             790,000
                                                                                                                     ------------
                                                                                                                        1,330,000
------------------------------------------------------------------------------------------------------------------------------
Transportation--5.1%
Air Canada, Inc., Sr. Notes (Canada)                        B1               10.25        3/15/11       1,000(d)          970,000
Atlas Air, Inc., Notes                                      B1               10.75        8/01/05         500             520,000
Delta Airlines, Inc., Notes                                 Baa3              7.90       12/15/09         500             483,185
Kansas City Southern Railway Co., Sr. Notes                 Ba2               9.50       10/01/08         750             768,750
Navistar International Corp., Sr. Sub. Notes                Ba2               8.00        2/01/08         350             321,125
TFM S.A. (Mexico),
   Sr. Notes                                                B1               10.25        6/15/07         500(d)          475,000
   Sr. Disc. Debs., Zero Coupon (until 6/1/02)              B1               11.75        6/15/09         500(d)          406,250
                                                                                                                     ------------
                                                                                                                        3,944,310

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as of March 31, 2001     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Utilities--6.3%
Avista Corp., Sr. Notes                                     Baa2              9.75%       6/01/08   $   1,280        $  1,305,600
Calpine Corp., Sr. Notes                                    Ba1               8.625       8/15/10       1,000           1,025,750
CMS Energy Corp.,
   Sub. Notes                                               Ba3               7.625      11/15/04         500             497,665
   Sr. Notes                                                Ba3               9.875      10/15/07       1,000           1,060,000
   Sr. Notes                                                Ba3               7.50        1/15/09         250             236,193
IEBA-Invers Electric Corp., Notes                           NR                9.00        9/16/04       1,000             200,000
TNP Enterprises, Inc., Sr. Sub. Notes                       Ba3              10.25        4/01/10         500             540,000
                                                                                                                     ------------
                                                                                                                        4,865,208
                                                                                                                     ------------
Total long-term corporate bonds (cost $124,764,716)                                                                   101,180,602
------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATION--1.0%
Republic of Brazil, Bonds (cost $547,013)                   B1               14.50       10/15/09         693(d)          745,252
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS(a)--1.1%
                                                                                                      Shares
                                                                                                    ----------
Immunex Corp.                                               --              --                 --      25,000             356,250
Pathmark Stores, Inc.                                       --              --                 --      30,000             516,000
SF Holdings Group, Class C                                  --              --                 --         219                   0
                                                                                                                     ------------
Total common stocks (cost $715,441)                                                                                       872,250
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.9%
                                                                           Dividend
                                                                             Rate
                                                                           --------
SF Holding Group, Inc.,
   Exchangeable, PIK                                        NR              13.75              --          41              82,000
   Exchangeable, Ser. B, PIK                                NR              13.75              --          60             120,000
XO Communications, Inc.,
   Exchangeable, Ser. B, PIK                                NR              13.50              --       1,302             494,760
                                                                                                                     ------------
Total preferred stocks (cost $1,521,235)                                                                                  696,760
------------------------------------------------------------------------------------------------------------------------------
WARRANTS(a)--0.1%
                                                                                       Expiration
                                                                                          Date       Warrants
                                                                                       ----------   ----------
GT Group Telecommunications, Inc.                           --              --             2/1/10         850              29,750
Pathmark Stores, Inc.                                       --              --            9/19/10      10,085              47,904
                                                                                                                     ------------
Total warrants (cost $51,310)                                                                                              77,654
                                                                                                                     ------------
Total long-term investments (cost $127,599,715)                                                                       103,572,518
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments as of March 31, 2001     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                               Moody's                                 Principal
                                                               Rating         Interest     Maturity      Amount         Value
Description                                                    (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--2.8%
CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------------
Home Building & Real Estate--1.2%
Presley Companies, Sr. Notes                                Caa3            12.50%        7/01/01   $   1,000        $    922,500
------------------------------------------------------------------------------------------------------------------------------
Media & Entertainment
Carmike Cinemas, Inc., Sr. Sub. Notes, Ser. B               D(c)              9.375        2/1/01           0(b)                0
------------------------------------------------------------------------------------------------------------------------------
Transportation--1.6%
Air Trans Airlines, Inc., Sr. Sec'd. Notes, Ser. B          B2               10.50        4/15/01         500             490,000
Valujet, Inc., Sr. Notes                                    B3               10.25        4/15/01         750             746,250
                                                                                                                     ------------
                                                                                                                        1,236,250
                                                                                                                     ------------
Total short-term corporate bonds (cost $2,249,693)                                                                      2,158,750
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments--136.3%
(cost $129,849,408; Note 3)                                                                                           105,731,268
Liabilities in excess of other assets--(36.3%)                                                                        (28,138,115)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 77,593,153
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a)--Non-income producing security.
(b)-- Represents issuer in default on interest payments; non-income producing security.
(c)--Standard & Poor's Rating.
(d)--US$ Denominated Foreign Bonds.
L.P.--Limited Partnership.
NR--Not rated by Moody's or Standard & Poor's.
N.V.--Naamluze Vennootschap (Dutch).
PIK--Payment in Kind.
PLC--Public Limited Company (British).
S.A.--Sociedad Anonima (Spanish) or Societe Anonyme (French).
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Statement of Assets and Liabilities               THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

Assets
                                                                                                                  March 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
Investments, at value (cost $129,849,408)....................................................................     $ 105,731,268
Interest receivable..........................................................................................         3,602,662
Receivable for investments sold..............................................................................           254,188
Other assets.................................................................................................            71,738
Unrealized appreciation on forward currency contracts........................................................            10,850
                                                                                                                  --------------
   Total assets..............................................................................................       109,670,706
                                                                                                                  --------------
Liabilities
Payable to custodian.........................................................................................            97,490
Loan payable (Note 4)........................................................................................        28,000,000
Payable for investments purchased............................................................................         2,387,739
Dividends payable............................................................................................         1,120,028
Loan interest payable (Note 4)...............................................................................           252,165
Accrued expenses.............................................................................................           115,501
Advisory fee payable.........................................................................................            66,328
Deferred directors' fees.....................................................................................            24,487
Administration fee payable...................................................................................            13,815
                                                                                                                  --------------
   Total liabilities.........................................................................................        32,077,553
                                                                                                                  --------------
Net Assets...................................................................................................     $  77,593,153
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par......................................................................................     $     154,487
   Paid-in capital in excess of par..........................................................................       130,692,015
                                                                                                                  --------------
                                                                                                                    130,846,502
   Distributions in excess of net investment income..........................................................          (181,601)
   Accumulated net realized loss on investments..............................................................       (28,964,235)
   Net unrealized depreciation on investments and foreign currencies.........................................       (24,107,513)
                                                                                                                  --------------
   Net assets, March 31, 2001................................................................................     $  77,593,153
                                                                                                                  --------------
                                                                                                                  --------------
Net asset value per share ($77,593,153 / 15,448,658 shares of common stock issued and outstanding)...........              $5.02
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

THE HIGH YIELD PLUS FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
                                                   March 31,
Net Investment Income                                 2001
Income
   Interest....................................   $ 15,825,735
   Dividends...................................         56,286
                                                  ------------
                                                    15,882,021
                                                  ------------
Expenses
   Investment advisory fee.....................        444,318
   Administration fee..........................        177,727
   Custodian's fees and expenses...............        124,000
   Legal fees and expenses.....................        110,000
   Reports to shareholders.....................         93,000
   Transfer agent's fees and expenses..........         39,000
   Listing fee.................................         35,000
   Audit fees and expenses.....................         27,000
   Insurance expense...........................         22,000
   Directors' fees and expenses................         17,000
   Miscellaneous...............................         29,378
                                                  ------------
      Total operating expenses.................      1,118,423
   Loan interest expense (Note 4)..............      2,358,237
                                                  ------------
      Total expenses...........................      3,476,660
                                                  ------------
Net investment income..........................     12,405,361
                                                  ------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign Currencies
Net realized gain (loss) on:
   Investment transactions.....................    (15,009,801)
   Foreign currency transactions...............          4,159
                                                  ------------
                                                   (15,005,642)
                                                  ------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments.................................     (5,591,271)
   Foreign currencies..........................          2,122
                                                  ------------
                                                    (5,589,149)
                                                  ------------
Net loss on investments and foreign
   currencies..................................    (20,594,791)
                                                  ------------
Net Decrease in Net Assets
Resulting from Operations......................   $ (8,189,430)
                                                  ------------
                                                  ------------

THE HIGH YIELD PLUS FUND, INC.
Statement of Cash Flows
------------------------------------------------------------

                                                   Year Ended
Increase (Decrease) in Cash                        March 31,
(Including Foreign Currency)                          2001
Cash flows provided from operating activities
   Interest and dividends received (excluding
      discount amortization of $2,456,366)......  $ 13,912,139
   Operating expenses paid......................    (1,601,588)
   Loan interest and commitment fee paid........    (2,068,251)
   Purchases of long-term portfolio
      investments...............................   (79,536,766)
   Proceeds from disposition of long-term
      portfolio investments.....................    95,395,661
   Deferred expenses and other assets...........        32,378
                                                  ------------
   Net cash provided from operating
      activities................................    26,133,573
                                                  ------------
Cash used for financing activities
   Net decrease in notes payable................   (14,000,000)
   Cash dividends paid (excluding reinvestment
      of dividends of $934,538).................   (12,417,906)
                                                  ------------
   Net cash used for financing activities.......   (26,417,906)
                                                  ------------
   Net decrease in cash.........................      (284,333)
   Cash at beginning of year....................       186,843
                                                  ------------
   Payable to custodian at end of year..........  $    (97,490)
                                                  ------------
                                                  ------------
Reconciliation of Net Decrease in Net Assets
to Net Cash (Including Foreign Currency)
Provided from Operating Activities
Net decrease in net assets resulting from
   operations...................................  $ (8,189,430)
                                                  ------------
Decrease in investments.........................    10,276,921
Net realized loss on investment and foreign
   currency transactions........................    15,005,642
Net decrease in unrealized appreciation
   (depreciation) of investments and foreign
   currencies...................................     5,589,149
Decrease in receivable for investments sold.....     2,567,166
Decrease in interest and dividends receivable...       486,484
Decrease in deferred expenses and other
   assets.......................................        32,378
Increase in payable for investments purchased...       558,442
Decrease in accrued expenses and other
   liabilities..................................      (193,179)
                                                  ------------
   Total adjustments............................    34,323,003
                                                  ------------
   Net cash provided from operating
      activities................................  $ 26,133,573
                                                  ------------
                                                  ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

THE HIGH YIELD PLUS FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

                                       Year Ended March 31,
Increase (Decrease)               ------------------------------
in Net Assets                         2001              2000
                                  ------------      ------------
Operations
   Net investment income.......   $ 12,405,361      $ 13,584,516
   Net realized loss on
      investment and foreign
      currency transactions....    (15,005,642)       (6,624,919)
   Net change in unrealized
      appreciation
      (depreciation) on
      investments and foreign
      currencies...............     (5,589,149)       (7,820,751)
                                  ------------      ------------
   Net decrease in net assets
      resulting from
      operations...............     (8,189,430)         (861,154)
   Dividends from net
      investment income........    (13,177,913)      (13,505,667)
   Distributions in excess of
      net investment income....       (185,760)               --
   Value of Fund shares issued
      to shareholders in
      reinvestment of
      dividends................        934,538           585,228
                                  ------------      ------------
Total decrease.................    (20,618,565)      (13,781,593)
Net Assets
Beginning of year..............     98,211,718       111,993,311
                                  ------------      ------------
End of year(a).................   $ 77,593,153      $ 98,211,718
                                  ------------      ------------
                                  ------------      ------------
---------------
(a) Includes undistributed net
    investment income of.......   $         --      $    772,552
                                  ------------      ------------
                                  ------------      ------------

THE HIGH YIELD PLUS FUND, INC.
Notes to Financial Statements
------------------------------------------------------------
The High Yield Plus Fund, Inc. (the 'Fund') was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund had no transactions until April 4, 1988, when it sold 11,000 shares of common stock for $102,300 to Wellington Management Company, LLP (the 'Investment Adviser'). Investment operations commenced on April 22, 1988. The Fund's primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the closing bid price or in the absence of such price, as determined in good faith by the Board of Directors of the Fund. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the closing bid price. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net foreign exchange gains or losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulated foreign securities markets. Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' or 'Payable to Custodian' in the Statement of Assets and Liabilities.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into a forward currency contract in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements; stated coupon rate, original issue discount and market discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Fund accretes discounts on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such expenses may differ from actuals.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: The Fund expects to declare and pay dividends of net investment income monthly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                       15

Notes to Financial Statements                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distributions in excess of net investment income and increase accumulated net realized losses on investments by $4,159. This was primarily the result of net foreign currency gains incurred during the year ended March 31, 2001. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with the Investment Adviser and with Prudential Investments Fund Management LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund's average weekly net assets.

------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2001, were $80,095,208 and $92,828,495, respectively.

The federal income tax basis of the Fund's investments, as of March 31, 2001, was $129,899,558 and, accordingly, net unrealized depreciation for federal income tax purposes was $24,168,290 (gross unrealized appreciation--$2,577,492; gross unrealized depreciation--$26,745,782).

For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 2001 of approximately $20,244,000 of which $1,337,000 expires in 2003, $1,806,000 expires in 2004, $500,000 expires in 2007, $8,206,000 expires in 2008 and $8,395,000 expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund will elect to treat net capital losses of approximately $8,670,000 and net foreign currency losses of approximately $72,700 incurred in the five month period ended March 31, 2001 as having occurred in the following fiscal year.

At March 31, 2001, the Fund had outstanding forward currency contracts to purchase and sell foreign currency as follows:

    Foreign
   Currency          Value at
   Purchase       Settlement Date    Current
   Contracts          Payable         Value       Appreciation
---------------   ---------------    --------    ---------------
Euros,
expiring
4/04/01              $ 206,393       $207,170        $   777
                  ---------------    --------    ---------------
                  ---------------    --------    ---------------

    Foreign          Value at
   Currency       Settlement Date    Current      Appreciation
Sale Contracts      Receivable        Value      (Depreciation)
---------------   ---------------    --------    ---------------
Euros,
expiring
4/04/01              $ 218,783       $207,170        $11,613
expiring
5/03/01                205,684        207,224         (1,540)
                  ---------------    --------    ---------------
                     $ 424,467       $414,394        $10,073
                  ---------------    --------    ---------------
                  ---------------    --------    ---------------

------------------------------------------------------------
Note 4. Borrowings
The Fund has a credit agreement with unaffiliated lenders. The maximum commitment under this agreement is $50,000,000. Interest on any such borrowings is based on market rates and is payable at maturity. The average daily balance outstanding during the year ended March 31, 2001 was $32,950,685 at a weighted average interest rate of 7.01%. The maximum face amount of borrowings outstanding at any month-end during the year ended March 31, 2001 was $39,000,000. The current borrowings of $28,000,000 (at a weighted average interest rate of 6.40%) mature throughout the period from April 2, 2001 to June 28, 2001.

The Fund paid commitment fees at an annual rate of .09 of 1% on any unused portion of the credit facility. Commitment fees are included in 'Loan Interest' as reported on the Statement of Assets and Liabilities and on the Statement of Operations.

Effective April 2, 2001, under the renewed credit agreement with an unaffiliated lender, the Fund pays commitment fees at an annual rate of .10 of 1% on any unused portion of the credit facility. In addition, the interest rate spread on any of the Fund's borrowings will be equal to the Eurodollar Loan Rate or Federal Funds Rate plus 0.625%. Under the previous credit agreement, this spread was equal to 0.500%. The renewed credit agreement expires on April 2, 2002.
--------------------------------------------------------------------------------
                                       16

Notes to Financial Statements                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Note 5. Capital
There are 100 million shares of $.01 par value common stock authorized. During the fiscal years ended March 31, 2001 and 2000, the Fund issued 157,754 and 82,108 shares in connection with reinvestment of dividends, respectively.

------------------------------------------------------------
Note 6. Dividends
On February 27, 2001 the Board of Directors of the Fund declared dividends of $0.0725 per share payable on April 9, May 10 and June 11 to shareholders of record on March 30, April 30 and May 31, respectively.
--------------------------------------------------------------------------------
                                       17

Financial Highlights                              THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------

                                                                                    Year Ended March 31,
                                                                 -----------------------------------------------------------
                                                                   2001         2000         1999         1998        1997
                                                                 --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $   6.42     $   7.36     $   9.21     $   8.54     $  8.44
                                                                 --------     --------     --------     --------     -------
Income from investment operations
Net investment income........................................         .81          .89          .88          .84         .82
Net realized and unrealized gain (loss) on investments.......       (1.34)        (.94)       (1.59)         .67         .12
                                                                 --------     --------     --------     --------     -------
   Total from investment operations..........................        (.53)        (.05)        (.71)        1.51         .94
                                                                 --------     --------     --------     --------     -------
Less dividends and distributions
Dividends from net investment income.........................        (.86)        (.89)        (.88)        (.84)       (.82)
Distributions in excess of net investment income.............        (.01)          --           --           --        (.02)
                                                                 --------     --------     --------     --------     -------
   Total dividends...........................................        (.87)        (.89)        (.88)        (.84)       (.84)
                                                                 --------     --------     --------     --------     -------
Capital charge in respect to issuance of shares..............          --           --         (.26)          --          --
                                                                 --------     --------     --------     --------     -------
Net asset value, end of year(a)..............................    $   5.02     $   6.42     $   7.36     $   9.21     $  8.54
                                                                 --------     --------     --------     --------     -------
                                                                 --------     --------     --------     --------     -------
Market price per share, end of year(a).......................    $   6.20     $ 6.1875     $ 7.1875     $  9.125     $  9.00
                                                                 --------     --------     --------     --------     -------
                                                                 --------     --------     --------     --------     -------
TOTAL INVESTMENT RETURN(b):..................................       15.49%       (2.96)%     (12.36)%      11.25%      13.38%
                                                                 --------     --------     --------     --------     -------
                                                                 --------     --------     --------     --------     -------
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)........................    $ 77,593     $ 98,212     $111,993     $104,558     $96,042
Average net assets (000 omitted).............................    $ 88,620     $107,803     $ 94,437     $100,766     $95,946
Ratio to average net assets:
   Expenses, before loan interest and commitment fees........        1.26%        1.08%        1.11%        1.07%       1.08%
   Total expenses............................................        3.92%        3.47%        3.14%        2.44%       2.32%
   Net investment income.....................................       14.00%       12.60%       11.60%        9.41%       9.63%
Portfolio turnover rate......................................          68%          83%          94%         112%         60%
Total debt outstanding at end of year (000 omitted)..........    $ 28,000     $ 42,000     $ 35,000     $ 30,000     $18,000
Asset coverage per $1,000 of debt outstanding................    $  3,771     $  3,338     $  4,204     $  4,485     $ 6,336

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

Report of Independent Accountants                 THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of The High Yield Plus Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The High Yield Plus Fund, Inc. (the 'Fund') at March 31, 2001, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
May 15, 2001
--------------------------------------------------------------------------------
                                       19

Other Information (Unaudited)                     THE HIGH YIELD PLUS FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
--------------------------------------------------------------------------------
                                       20

Directors
Eugene C. Dorsey
Robert E. LaBlanc
Douglas H. McCorkindale
Thomas T. Mooney
Clay T. Whitehead

Investment Adviser
Wellington Management Company, llp
75 State Street
Boston, MA 02109

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

429906100